UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

HV BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-37981	46-4351868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 South Easton Road, Suite 304 Doylestown, PA		18901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (267) 280-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HVBC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 15, 2022, Joseph C. O'Neill, Jr., Executive Vice President & Chief Financial Officer (principal financial officer) of HV Bancorp., Inc. (the "Company"), age 63, notified the Company of his decision to retire from his position with the Company, effective July 31, 2022. Subsequently, on July 29, 2022, the Company and Mr. O’Neill agreed that he will continue to serve as Executive Vice President & Chief Financial Officer of the Company and its wholly-owned subsidiary, Huntingdon Valley Bank (the “Bank”) on an at-will basis after July 29, 2022, and until a successor can be identified and appointed to the position of Chief Financial Officer.

In addition, the Company, the Bank and Mr. O’Neill have entered into an agreement to terminate Mr. O’Neill’s employment agreement dated as of July 1, 2016, effective July 29, 2022 (“Employment Agreement Termination”). The Employment Agreement Termination contains certain releases from claims, payments and benefits under Mr. O’Neill’s employment agreement on the part of each party.

This summary of the Employment Agreement Termination is qualified in its entirety by reference to the full text of the Employment Agreement Termination, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.Description

10.1	Agreement to Terminate Employment Agreement by and between Huntingdon Valley Bank, HV Bancorp, Inc., and Joseph C. O’Neill, Jr. dated as of July 29, 2022.*

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HV Bancorp, Inc.

Date: August 3, 2022	By:	/s/ Travis J. Thompson
Travis J. Thompson
Chief Executive Officer (Duly Authorized Officer)